UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 N. Tryon St. Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

BB&T Corporation

200 West Second Street

Winston Salem, NC 27101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock	TFC PrF	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series G Non-Cumulative Perpetual Preferred Stock	TFC PrG	New York Stock Exchange
Depositary Shares each representing 1/1000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC PrH	New York Stock Exchange
Depositary Shares each representing 1/4000th interest in a share of Series I Non-Cumulative Perpetual Preferred Stock	TFC PrI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I, each representing 1/100th interest in a share of Series J Non-Cumulative Perpetual Preferred Stock	TFC PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective December 6, 2019, Truist Financial Corporation (previously, BB&T Corporation, the “Company”) completed its previously announced merger of equals (the “Merger”) with SunTrust Banks, Inc. (“SunTrust”) pursuant to an Agreement and Plan of Merger dated as of February 7, 2019 and amended as of June 14, 2019 (the “Merger Agreement”). At the closing, SunTrust merged with and into the Company, with the Company surviving the merger as the surviving corporation. Also in connection with the closing, the Company changed its name from “BB&T Corporation” to “Truist Financial Corporation” and changed its ticker symbol to “TFC”.

Following the Merger, SunTrust Bank, a wholly-owned subsidiary of SunTrust, merged with and into Branch Banking and Trust Company, a wholly-owned subsidiary of the Company (“Branch Bank”), with Branch Bank continuing as the surviving bank (the “Bank Merger”). In connection with the Bank Merger, Branch Bank changed its name to “Truist Bank”.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of SunTrust (“SunTrust Common Stock”) outstanding as of immediately prior to the Effective Time, other than certain shares held by SunTrust or the Company, was converted into the right to receive 1.295 shares of common stock (the “Exchange Ratio”), par value $5.00, of the Company (“Company Common Stock”). Holders of SunTrust Common Stock became entitled to receive cash in lieu of fractional shares. At the Effective Time, each share of perpetual preferred stock, Series A, Series B, Series F, Series G and Series H of SunTrust (collectively, the “SunTrust Preferred Stock”) issued and outstanding immediately prior to the Effective Time, other than dissenting shares, was converted into the right to receive one share of an applicable newly issued series of Company preferred stock having substantially the same terms as such share of SunTrust Preferred Stock. In addition, at the Effective Time, each outstanding SunTrust depositary share representing a 1/100th (or 1/4,000th, in the case of the SunTrust series A preferred stock) interest in a share of the applicable series of SunTrust Preferred Stock (other than in respect of dissenting shares of SunTrust Preferred Stock) was converted into a Company depositary share representing a 1/100th (or 1/4,000th, in the case of Company series I preferred stock) interest in a share of the applicable series of Company preferred stock having substantially the same terms as the applicable series of SunTrust Preferred Stock. Each outstanding preferred purchase security issued by SunTrust Preferred Capital I representing a 1/100th interest in a share of SunTrust series B preferred stock (other than in respect of dissenting shares of SunTrust series B preferred stock) remains outstanding following the Merger and represents a 1/100th interest in a share of Company series J preferred stock having substantially the same terms as the terms of the SunTrust series B preferred stock.

At the Effective Time, each outstanding SunTrust equity award granted under SunTrust’s equity compensation plans was converted into a corresponding award with respect to Company Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Each such converted Company equity award will continue to be subject to the same terms and conditions as applied to the corresponding SunTrust equity award, except that, in the case of SunTrust performance stock unit awards, the number of shares underlying the converted Company equity award was determined based on actual performance through September 30, 2019 and target performance for the balance of the applicable performance period and such award will continue to vest after the Effective Time solely based on continued service.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, and pursuant to the terms of the Merger Agreement, William H. Rogers, Jr., the former Chairman and Chief Executive Officer of SunTrust, was appointed as a director and as President and Chief Operating Officer of the Company.

Mr. Rogers, 62, served as a director of SunTrust from 2011 and served as Chairman of the Board of SunTrust since January 1, 2012. He was named Chief Executive Officer of SunTrust in June 2011 after having served as SunTrust’s Chief Operating Officer since 2010 and President since 2008. Mr. Rogers began his career with SunTrust in 1980 and served in a leadership capacity in all business segments of SunTrust. Mr. Rogers previously served as a director of Books-a-Million, Inc. and currently serves on the Federal Reserve Board of Governors’ Federal Advisory Council as a representative of the Federal Reserve Bank of Atlanta.

As previously described in the joint proxy statement/prospectus contained in the Registration Statement on Form S-4 (File No. 230179) filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 11, 2019, as amended May 7, 2019, June 14, 2019 and June 19, 2019 (as so amended, the “Joint Proxy Statement/Prospectus”), Mr. Rogers has entered into an employment agreement with the Company setting forth the terms of his employment with the Company following the consummation of the Merger. For a description of Mr. Rogers’ employment agreement and additional information about the arrangements and transactions with respect to Mr. Rogers, see the section in the Joint Proxy Statement/Prospectus entitled “The Merger—Interests of SunTrust’s Directors and Executive Officers in the Merger.” Such description is incorporated by reference into this Current Report on Form 8-K.

Effective upon the consummation of the Merger, each of the named executive officers of the Company identified below ceased serving in the positon previously held with the Company and was appointed to the position at the Company set forth below:

•	Christopher L. Henson, President and Chief Operating Officer of the Company, was appointed as Head of Banking and Insurance of the Company; and

•	Barbara F. Duck, Senior Executive Vice President and Chief Information Officer of the Company, was appointed as merger and integration leader of the Company, with a planned transition end date of March 31, 2020.

In addition, in connection with the consummation of the Merger and in furtherance of the integration planning related to the Merger, on December 5, 2019, the Company and Barbara F. Duck entered into a letter agreement that provides Ms. Duck with a cash retention incentive award of $215,000 that will vest and be paid on March 31, 2020, subject to her continued employment through such date (or earlier, in the event of her death or termination by the Company without “cause”). In addition, the letter agreement modifies and clarifies the terms of Ms. Duck’s existing employment agreement with the Company as follows: (i) waives her right to terminate employment for “good reason”, (ii) clarifies that her termination of employment on March 31, 2020 will be treated as a termination by the Company without cause and that upon such termination all equity and cash long-term incentive awards will automatically vest and (iii) eliminates the noncompetition covenant upon her termination. The letter also provides that Ms. Duck will be eligible to receive compensation and benefits on the same basis as other officers (other than a cash long-term incentive award), with any annual incentive award for 2020 to be prorated.

The Compensation Committee of the Company analyzed the impact of the merger on the Company’s annual and long-term incentive program and on December 4, 2019, certified the level of achievement of the relative return on common equity (“ROCE”) performance goal applicable to the Company performance share unit awards (“BB&T PSUs”) and long-term incentive performance awards (“BB&T LTIP Awards”), including those held by the named executive officers of the Company as of immediately prior to the consummation of the Merger, based on performance relative to peers using results through September 30, 2019 (annualized for the remainder of the 2019 year). The certified ROCE results will apply for the 2019 performance year of all applicable performance periods, and target level performance will apply for the ROCE goal for performance years ending after December 31, 2019. Following the consummation of the Merger, the BB&T PSUs and BB&T LTIP Awards will remain subject to the other applicable performance measures (the absolute ROCE threshold and the total shareholder return modifier) and such other adjustments consistent with the terms of the applicable awards, and the Compensation Committee of the Company will make the final determinations about the level of payout of the BB&T PSUs and BB&T LTIP Awards in the ordinary course and consistent with past practice.

In addition, on December 4, 2019, for purposes of the Company’s 2019 annual incentive award program, including as it applies to the named executive officers of the Company as of immediately prior to the consummation of the Merger, the Compensation Committee of the Company certified the level of achievement of the applicable corporate performance goals (earnings per share (“EPS”) and relative return on assets (“ROA”)) based on results through September 30, 2019, with the EPS goal adjusted to reflect the Company’s year-to-date plan through September 30, 2019 and the ROA performance results annualized for the remainder of the 2019 performance year. Following the consummation of the Merger, the Compensation Committee of the Company will make final determinations and approve individual annual incentive awards for the legacy executive officers of the Company as of immediately prior to the consummation of the Merger, taking into account such performance results.

Upon consummation of the Merger, the Company assumed the remaining share reserve available under the SunTrust Banks, Inc. 2018 Omnibus Incentive Compensation Plan (adjusted to relate to Company Common Stock based on the Exchange Ratio) for use under the Truist Financial Corporation 2012 Incentive Plan, as amended.

Effective upon the consummation of the Merger, I. Patricia Henry, Louis B. Lynn, William J. Reuter and Tollie W. Rich, Jr. (the “Resigning Directors”) resigned as members of the Board of Directors of the Company and Truist Bank. The resignations of the Resigning Directors were not the result, in whole or in part, of any disagreement with the Company or the Company’s management.

Effective upon the consummation of the Merger and in accordance with the Merger Agreement, the Board of Directors of the Company took action to expand the size of the Board to twenty-two (22). To fill the resulting vacancies, the following individuals, each of whom was a member of the Board of Directors of SunTrust immediately prior to the consummation of the Merger, were appointed to the Board of Directors of the Company and of Truist Bank: William H. Rogers, Jr., Agnes Bundy Scanlan, Dallas S. Clement, Paul D. Donahue, Paul R. Garcia, Linnie M. Haynesworth, Donna S. Morea, David M. Ratcliffe, Frank P. Scruggs, Jr., Bruce L. Tanner and Steven C. Voorhees (collectively, the “New Directors”). Other than the Merger Agreement, and in the case of Mr. Rogers, his employment agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. Each of the New Directors (other than Mr. Rogers), as a non-employee director, will be entitled to receive the compensation determined by the Company’s Board of Directors following the consummation of the Merger. Biographies of the New Directors, other than Ms. Haynesworth, can be found in the proxy statement filed by SunTrust in connection with its 2019 annual meeting of shareholders, filed with the Commission on March 8, 2019. The biography of Ms. Haynesworth can be found in Exhibit 99.1 to SunTrust’s Current Report on Form 8-K, filed with the Commission on October 9, 2019.

Following the effectiveness of the appointment of the New Directors to the Board of Directors of the Company:

•	the Audit Committee of the Company will be chaired by Dallas S. Clement and also include K. David Boyer, Patrick C. Graney, III, Paul R. Garcia, Easter A. Maynard, Bruce L. Tanner, Christine Sears and Steven C. Voorhees;

•	the Compensation and Human Capital Committee of the Company will be chaired by Jennifer S. Banner and also include Dallas S. Clement, Anna R. Cablik, Paul D. Donahue, Patrick C. Graney, III, Frank P. Scruggs, Jr., Easter A. Maynard and Steven C. Voorhees;

•	the Nominating and Corporate Governance Committee of the Company will be chaired by David M. Ratcliffe and also include Agnes Bundy Scanlan, Paul D. Donahue, Easter A. Maynard, Thomas E. Skains and Thomas N. Thompson;

•	the Executive Committee of the Company will be chaired by Thomas E. Skains and also include Jennifer S. Banner, Dallas S. Clement, Kelly S. King, Donna S. Morea, Charles A. Patton, David M. Ratcliffe and William H. Rogers, Jr.;

•	the Risk Committee of the Company will be chaired by Charles A. Patton and also include Agnes Bundy Scanlan, Anna R. Cablik, Kelly S. King, Donna S. Morea, David M. Ratcliffe, Thomas E. Skains, William H. Rogers, Jr., Thomas N. Thompson and Frank P. Scruggs, Jr.; and

•	the Technology Committee of the Company will be chaired by Donna S. Morea and also include Jennifer S. Banner, K. David Boyer, Paul R. Garcia, Linnie M. Haynesworth, Nido R. Qubein, Christine Sears and Bruce L. Tanner.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2019, in connection with the consummation of the Merger and in accordance with the Merger Agreement, the Company filed Articles of Amendment (the “Preferred Amendment”) for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Company’s Series I Non-Cumulative Perpetual Preferred Stock, Series J Non-Cumulative Perpetual Preferred Stock, Series K Non-Cumulative Perpetual Preferred Stock, Series L Non-Cumulative Perpetual Preferred Stock and Series M Non-Cumulative Perpetual Preferred Stock (collectively, the “Rollover Preferred Stock”). The terms of the Rollover Preferred Stock and related depositary shares and preferred purchase securities have been previously described in the section of the Joint Proxy Statement/Prospectus entitled “Description of Rollover BB&T Preferred Stock,” which description is incorporated herein by reference. The full text of the Preferred Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 6, 2019, in connection with the consummation of the Merger and in accordance with the Merger Agreement, the Company also filed Articles of Amendment for the purpose of amending its Articles of Incorporation to change the name of the Company from BB&T Corporation to Truist Financial Corporation (the “Name Change Amendment”), effective December 7, 2019. The full text of the Name Change Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Effective December 7, 2019, in connection with the consummation of the Merger and in accordance with the Merger Agreement, the bylaws of the Company were amended and restated to reflect certain governance matters and the change of the name of the Company from BB&T Corporation to Truist Financial Corporation (the “Amended and Restated Bylaws”). The changes to the bylaws of the Company reflected in the Amended and Restated Bylaws include changes to the procedures for appointing officers of the Company, as well as other governance changes that have been previously described in the section of the Joint Proxy Statement/Prospectus entitled “The Merger – Governance of the Combined Company After the Merger,” which description is incorporated herein by reference. The full text of the Amended and Restated Bylaws is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 9, 2019, the Company and SunTrust issued a joint press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

SunTrust’s audited consolidated financial statements as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

SunTrust’s unaudited interim financial statements as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018 are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company and SunTrust, including (a) the unaudited pro forma condensed combined consolidated statements of income of the Company and SunTrust for the nine months ended September 30, 2019 and for the year ended December 31, 2018, in each case giving effect to the Merger as if it had occurred on January 1, 2018, and (b) the unaudited pro forma condensed combined consolidated balance sheet of the Company and SunTrust as of September 30, 2019, giving effect to the Merger as if it had occurred on September 30, 2019, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of February 7, 2019 and amended as of June 14, 2019, by and between SunTrust and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on February 13, 2019, and Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Commission on June 14, 2019)

3.1	Articles of Amendment of the Company with respect to Rollover Preferred Stock

3.2	Articles of Amendment of the Company with respect to the change of the Company’s name

3.3	Amended and Restated Bylaws of the Company

4.1

Deposit Agreement, dated as of September 12, 2006, between SunTrust Banks, Inc., U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A12B, filed with the Commission on December 6, 2019)

4.2

Form of Depositary Receipt in respect of depositary shares representing 1/4000th interest in a share of the Company’s Series I Non-Cumulative Perpetual Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A12B, filed with the Commission on December 6, 2019)

4.3

Amended and Restated Declaration of Trust, dated as of October 25, 2006, among SunTrust as Sponsor, U.S. Bank National Association as Property Trustee, U.S. Bank Trust National Association as Delaware Trustee, the Administrative Trustees and the holders of the Trust Securities

4.4

Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Preferred Capital I, dated as of June 25, 2009, among SunTrust, as Sponsor and Holder of all of the common securities, and the Administrative Trustees named therein

4.5	Certificate of Trust of SunTrust Preferred Capital I

4.6	Form of certificate representing preferred purchase securities of SunTrust Preferred Capital I (included in Exhibit 4.3)

4.7	Guarantee Agreement, dated as of October 25, 2006, between SunTrust and U.S. Bank National Association

4.8	Deposit Agreement, dated as of November 7, 2014, among SunTrust, U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein

4.9	Form of Depositary Receipt in respect of depositary shares representing 1/100th interest in a share of the Company’s Series K Non-Cumulative Perpetual Preferred Stock

4.10	Deposit Agreement, dated as of May 2, 2017, among SunTrust, U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein

4.11	Form of Depositary Receipt No. 1 in respect of depositary shares representing 1/100th interest in a share of the Company’s Series L Non-Cumulative Perpetual Preferred Stock

4.12	Form of Depositary Receipt No. 2 in respect of depositary shares representing 1/100th interest in a share of the Company’s Series L Non-Cumulative Perpetual Preferred Stock

4.13	Deposit Agreement, dated as of November 14, 2017, among SunTrust, U.S. Bank National Association, and the holders from time to time of the Depositary Receipts described therein

4.14	Form of Depositary Receipt in respect of depositary shares representing 1/100th interest in a share of the Company’s Series M Non-Cumulative Perpetual Preferred Stock

23.1	Consent of Ernst & Young, LLP, Independent Registered Public Accounting Firm

99.1	Joint Press Release, dated December 9, 2019

99.2

Audited consolidated financial statements of SunTrust, as of December 31, 2018 and 2017 and for each of the fiscal years ended December 31, 2018, 2017 and 2016 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on March 11, 2019)

99.3

Unaudited interim financial statements of SunTrust as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 3, 2019)

99.4

Unaudited pro forma condensed combined financial statements as of and for nine months ended September 30, 2019 and for the year ended December 31, 2018 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Commission on December 3, 2019)

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller (Principal Accounting Officer)

Dated: December 9, 2019